UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: January 14, 2020 (Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA		92111
(Address of principal executive offices)		(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information set forth in Item 1.03 below with respect to the Restructuring Support Agreement (as defined below) is incorporated herein by reference.

Item 1.03 Bankruptcy or Receivership

Chapter 11 Filing

On January 14, 2020 (the “Petition Date”), REVA Medical, Inc. (the “Company,” or the “Debtor”) filed a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”), commencing the chapter 11 case In re REVA Medical, Inc. (Case No. 20-10072 (JTD)). The Debtor will continue to operate its business and manage its property as a debtor-in-possession pursuant to sections 1107 and 1108 of the Bankruptcy Code. On the Petition Date, the Company also filed the Prepackaged Chapter 11 Plan of REVA Medical, Inc. (the “Plan”) which sets forth a proposed restructuring transaction aimed to address the Company’s outstanding debt structure through a significant de-leveraging and to position the Company for long-term growth. To ensure their ability to continue operating in the ordinary course of business, the Debtors have filed with the Court motions seeking a variety of “first-day” relief (collectively, the “First Day Motions”), including to: (a) authorize the Debtors to continue using their existing cash management system, (b) authorize the Debtors to pay prepetition wages, compensation and employee benefits, (c) establish procedures with respect to the transfer of equity interests, (d) authorize the Debtors to pay vendors, suppliers and contract counterparties in the ordinary course of business as the debts come due, (e) authorize the use of cash collateral, and (f) establish a timeline for confirmation and consummation of the Plan in order to effectuate a swift exit from bankruptcy.

Restructuring Support Agreement

On December 23, 2019, the Debtor entered into a Restructuring Support Agreement (the “Restructuring Support Agreement”) with the lenders under that certain Credit and Guaranty Agreement dated as of April 2, 2019 (as amended and modified from time to time) and holders of notes pursuant to that certain Convertible Note Deed dated as of September 24, 2014 and that certain Convertible Note Deed dated as of April 22, 2017 (collectively, the “Supporting Creditors”). Among other things, the Restructuring Support Agreement provides that the Supporting Creditors will support the Debtors’ restructuring efforts as set forth in, and subject to the terms and conditions of, the Restructuring Support Agreement. The Restructuring Support Agreement also provides that the Supporting Creditors will consent to the Debtors’ use of cash collateral pursuant to the proposed form of order governing the Debtor’s use of cash collateral, under which the Supporting Creditors will receive administrative and priority status for adequate protection claims equal in amount to the aggregate diminution in the value of the Supporting Creditors’ prepetition security interests in the debtors’ collateral. In exchange, the Debtors have agreed to seek approval of the Plan and complete their restructuring efforts subject to the terms, conditions, and milestones contained in the Restructuring Support Agreement and otherwise comply with the terms and requirements set forth in the Restructuring Support Agreement. The plan of reorganization contemplated by the Restructuring Support Agreement would provide for the exchange of certain claims of the Supporting Creditors equity in the reorganized Company and a new limited liability company established to continue the development and commercialization of the Company’s bioresorbable polymer technologies for coronary artery disease and peripheral artery disease. The Restructuring Support Agreement is subject to a number of conditions, including, among others, material compliance with the obligations set forth in the Restructuring Support Agreement.

The foregoing description of the Restructuring Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Restructuring Support Agreement filed as Exhibit 10.1 hereto and incorporated herein by reference.

On January 14, 2019, the Company issued a press release announcing that the Debtors had entered into the Restructuring Support Agreement and filed a petition to initiate the chapter 11 case. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

* * * * *

Cautionary Information Regarding Trading in the Company’s Securities.

The Company’s securityholders are cautioned that trading in the Company’s securities during the pendency of the Chapter 11 Cases is highly speculative and poses substantial risks. Trading prices for the Company’s securities may bear little or no relationship to the actual recovery, if any, by holders thereof in the Company’s Chapter 11 Cases. As noted, the transaction specified in the Restructuring Support Agreement contemplate that existing equity interests in the Company would be cancelled and that the holders thereof will neither receive nor retain any property on account thereof. Accordingly, the Company urges extreme caution with respect to existing and future investments in its securities.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, which are based on the Company’s current expectations, estimates, and projections about the businesses and prospects of the Company and its subsidiaries, as well as management’s beliefs, and certain assumptions made by management. Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “may,” “should,” “will” and variations of these words are intended to identify forward-looking statements. Such statements speak only as of the date hereof and are subject to change. The Company undertakes no obligation to revise or update publicly any forward-looking statements for any reason. These statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict.

Forward-looking statements discuss, among other matters: the Company’s strategy; risks and uncertainties associated with Chapter 11 proceedings; the negative impacts on the Company’s businesses as a result of filing for and operating under Chapter 11 protection; the time, terms and ability to confirm a Chapter 11 plan of reorganization for the Company’s businesses; the adequacy of the capital resources of the Company’s businesses and the difficulty in forecasting the liquidity requirements of the operations of its businesses; the unpredictability of the Company’s financial results while in Chapter 11 proceedings; the Company’s ability to discharge claims in Chapter 11 proceedings; negotiations with the holders of the Company’s indebtedness and its trade creditors and other significant creditors; risks and uncertainties with performing under the terms of the Restructuring Support Agreement and any other arrangement with lenders or creditors while in Chapter 11 proceedings; the Company’s ability to conduct business as usual in the United States and worldwide; the Company’s ability to continue to serve customers, suppliers and other business partners at the high level of service and performance they have come to expect from the Company; the Company’s ability to continue to pay suppliers and vendors; the ability to control costs during Chapter 11 proceedings; the risk that the Company’s Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code; the Company’s ability to secure operating capital; the Company’s ability to take advantage of opportunities to acquire assets with upside potential; the Company’s ability to execute on its strategic plan to pursue, evaluate and close an acquisition pursuant to a plan of reorganization; the Company’s long-term outlook; the Company’s preparation for future market conditions; and any statements or assumptions underlying any of the foregoing. Such statements are not guarantees of future performance and are subject to certain risks, uncertainties, and assumptions that are difficult to predict. Accordingly, actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors.

Important factors that may cause such differences include, but are not limited to, the decisions of the Court; negotiations with the Company’s debtholders, the Company’s creditors and any committee approved by the Court; the Company’s ability to meet the requirements, and compliance with the terms, including restrictive covenants, of the Restructuring Support Agreement and any other financial arrangement while in Chapter 11 proceedings; negotiations with the Supporting Lenders and/or third-party bidders on a potential acquisition pursuant to a plan of reorganization or Section 363 Asset Sale; changes in the Company’s cash needs as compared to its historical operations or its planned reductions in operating expense; adverse litigation; changes in domestic and international demand for the Company’s products; the Company’s ability to control operating costs and other expenses; that general economic conditions may be worse than expected; that competition may increase significantly; changes in laws or government regulations or policies affecting the Company’s current business operations and, as well as those risks and uncertainties disclosed under the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Forms 10-Q filed with the Securities and Exchange Commission (“SEC”) on May 9, 2018, August 7, 2018, and November 6, 2018 and Form 10-K filed with the SEC on March 7, 2018, and similar disclosures in subsequent reports filed with the SEC.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Restructuring Support Agreement, dated December 23, 2019 by and between the debtors and the Supporting Lenders

99.1	Press Release, dated January 15, 2020 AEST

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: January 14, 2020	/s/ Leigh F. Elkolli
Leigh F. Elkolli
Chief Financial Officer and Corporate Secretary